Name of Subscriber:_________________

Principal Amount: $_________________

UNIVERSAL TRACKING SOLUTIONS, INC.
SUBSCRIPTION AGREEMENT

UP TO 3,000,000 SHARES OF COMMON STOCK AT $.075 PER SHARE

AGREEMENTdated as of the date set forth below, by and between Universal Tracking Solutions, Inc., a Nevada corporation (the “Company”) having a principal office at 3317 S. Higley Rd., Suite 114-475, Gilbert, Arizona, 85297, and the person or entity whose signature appears at the end of this Agreement (the “Investor”).

WITNESSETH:

WHEREAS,the Company desires to sell shares of its Common Stock (the “Stock”) in the aggregate amount of not more than U.S. $300,000 to certain persons, including the Investor.

WHEREAS,the Investor wishes, pursuant to the terms and conditions hereinafter set forth, to purchase the amount of Shares set forth on the signature page of this Agreement.

NOW THEREFORE,in consideration of the premises, and the respective representations and warranties hereinafter set forth, the Company and the Investor agree as follows:

1.       SUBSCRIPTION.

Upon the terms and subject to the conditions of this Agreement, the Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the amount of the Company’s Shares indicated on the signature page hereof.

2.       PURCHASE AND CLOSING.

The Investor delivers herewith the consideration in United States dollars (the “Purchase Price”) required to purchase the Shares subscribed for hereunder. The Purchase Price is being paid simultaneously herewith by delivery to the Company of a wire transfer or check payable to the Company in the amount of the Purchase Price.

2.2          At the Closing, the Company will deliver the following to the Investor:

(a)          a certificate, in due and proper form, representing the Shares purchased; and

(b)          a counterpart of this Agreement executed by the Company.

3.       INVESTOR REPRESENTATIONS AND WARRANTIES.

The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

3.1
The undersigned acknowledges his understanding that the offering and sale of the Shares are restricted and will be included in a Registration Statement to be filed with the Securities and Exchange Commission. In furtherance thereof, the undersigned represents and warrants to and agrees with the Company that the undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company.

3.2	The Investor:

(a)
has been given the opportunity to ask  questions of and receive answers from the Company concerning the terms and conditions of the offering and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Documents or that which was otherwise provided in order for him to evaluate the merits and risks of purchase of the Stock to the extent the Company possesses such information or can acquire it without unreasonable efforts or expense, and has not been furnished any other offering literature or prospectus except as mentioned  herein or in the Documents;

(b)
has been provided an opportunity to obtain additional information concerning the offering, the Company and all other information to the extent the Company possesses such information  or can acquire it without unreasonable effort or expense;

(c)	has not been furnished with any oral representation or oral information in connection with the offering of the Stock which is not contained in the Documents; and

(d)	has determined that the Stock is a suitable investment for him/her and that at this time (s)he could bear a complete loss of his investment.

3.3
The undersigned is not relying on the Company thereof with respect to economic considerations involved in this investment.  The undersigned has relied on the advice of, or has consulted with, in regard to the economic considerations involved in this investment, only those persons, if any, named as Purchaser Representative. The undersigned is capable of evaluating the merits and risks of this investment on the terms and conditions set forth in the Documents and each has disclosed to the undersigned in writing (a copy of which is annexed to this agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Company or any affiliate or subsidiary of any of the foregoing;

3.4	If the Investor is a corporation, partnership, trust or other entity, the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

3.5
No representation or warranties have been made to the Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company herein.

3.6	The undersigned confirms that the decision to subscribe for the Stock was not made as a result of any material information about the Company’s affairs that had not been publicly disclosed;

3.7	The undersigned acknowledges that:

(a)	the undersigned is purchasing the Stock pursuant to an exemption under the Act on the basis that the undersigned is sophisticated and, as a consequence:

(i)	is restricted from using most of the civil remedies available under securities legislation,

(ii)	may not receive information that would otherwise be required to be provided to him under securities legislation, and

(iii)	the Company is relieved from certain obligations that would otherwise apply under securities legislation;

(b)
the Stock is being purchased by the undersigned as principal for investment only and not with a view to the distribution thereof, and the undersigned is not participating directly or indirectly in any underwriting of the Stock.

(c)	the undersigned has had an opportunity to ask questions of, and receive answers from persons acting on behalf of the Company;

3.8	The foregoing representations, warranties and agreements shall survive the Closing.

4.       INVESTOR AWARENESS.

The Investor acknowledges, represents, agrees and is aware that:

4.1	No Federal or state agency has passed on the Stock or made any finding or determination as to the fairness of this investment;

4.2	There are substantial risks incident to the purchase of Stock; and

4.3	The foregoing acknowledgments, representations, warranties and agreements shall survive the Closing Date and the return of subscriber’s funds if subscriptions are not accepted.

5.       INDEMNITY.

The Investor agrees to indemnify and hold harmless the Company and each other person, if any, who controls it within  the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”) against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and  all expenses whatsoever reasonably incurred in investigating, preparing for or  defending against any litigation commenced or threatened or any claim  whatsoever) arising out of or based upon any false representation or warranty  or breach or failure by the Investor to comply with any covenant or  agreement made by the Investor herein.

6.       COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby acknowledges, represents and warrants to, and agrees with the Investor (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing) as follows:

6.1	The Company has been duly organized, is validly existing and is in good standing under the laws of Nevada.

6.2
The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company do not, and the performance of its obligations hereunder will not, violate or conflict with any provision of the Company’s Certificate of Incorporation or Bylaws.  All corporate action on the part of the Company required for the authorization, execution and delivery of this Agreement and the performance of its obligations hereunder, including the issuance and delivery of the Stock, have been taken. This Agreement has been duly executed and delivered by the Company, and assuming due execution and delivery by the Purchaser, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) equitable principles relating to the availability of specific performance, injunctive relief and other equitable remedies.

6.3
The Stock which are being purchased by the Purchaser hereunder are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, will be duly and validly issued, and, based upon the representations of the Purchaser in this Agreement, will be issued in compliance with the registration requirements of all applicable federal and state securities laws. The Common Stock issuable is duly authorized and has been duly and validly reserved for issuance and, upon issuance to the Purchaser in accordance with the terms of the Subscription Agreement, will be duly and validly issued, fully paid and non assessable, and issued in compliance with the registration requirements of all applicable federal and state securities laws or exemption therefrom, as presently in effect, of the United States and will be freely tradable without further restriction.

6.4
The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

6.6
The Company is not in violation of its charter or bylaws and is not in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject, except such as have been waived or which would not have, singly or in the aggregate, a material adverse effect on the Company, taken as a whole.

6.8
The execution and delivery by the Company of, and the performance by the Company of its respective obligations under this Agreement will not contravene any provision of law known by the Company to be applicable to it, or the charter documents of, the Company or any subsidiary of the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

6.9
There is no material litigation or governmental proceeding pending, or to the knowledge of the Company, threatened against, or involving the property or the business of the Company, or, to the best knowledge of the Company which would adversely affect the condition (financial or otherwise), business, prospects or results of operations of the Company, taken as a whole.

6.10	The foregoing representations, warranties and agreements shall survive the Closing.

7.	MISCELLANEOUS.

7.1
Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.2
Notices.   Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

7.3
Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

7.4
Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

7.5	Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

7.6	Assignability. This Agreement is not transferable or assignable by the Investor except as may be provided herein.

7.7	Applicable Law.

(a)
It is the intention of the parties that the laws of the State of Arizona shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

(b)
In the case of any dispute, question, controversy or claim arising among the parties hereto which shall arise out of or in connection with this Agreement, the same shall be submitted to arbitration before a panel of three arbitrators in Gilbert, Arizona, in accordance with the rules of the American Arbitration Association. One arbitrator shall be appointed by the party or parties bringing the claims ("Claimant") and one arbitrator shall be appointed by the party or parties defending the claim ("Respondent"). The arbitrators selected by such parties shall be selected within thirty (30) days after notification by the Claimant to the Respondent that it has determined to submit such dispute, question, controversy or claim to arbitration. The two arbitrators so selected shall select a third arbitrator within thirty (30) days after the selection of the arbitrator selected by such parties. Should a party fail to select an arbitrator within the specified time period, or should the arbitrators selected by the parties fail to select a third arbitrator, the missing arbitrator or arbitrators shall be appointed by the Gilbert, Arizona office of the American Arbitration Association. The decision of the panel shall be final and binding on the parties and enforceable in any court of competent jurisdiction. The costs of the arbitration will be imposed upon the Claimant and Respondent as determined by the arbitration panel or, failing such determination, will be borne equally by the Claimant and the Respondent. The successful or prevailing party or parties shall be entitled to recover reasonable attorneys fees in addition to any other relief to which it may be entitled.

(c)
In the event of any dispute, question, controversy or claim arising among the parties hereto which shall arise out of or in connection with this Agreement, the parties shall keep the proceeding related to such controversy in strict confidence and shall not disclose the nature of said dispute, the status of the proceeding or any testimony, documents or information obtained or exchanged in the course of said proceeding without the express written consent of all parties to such dispute.

8.       EXECUTION.

8.1	Subscriber. The Investor has executed this Subscription Agreement on this ____ day of ____________, 2006.

Number of Shares of Stock to be purchased at $.075 per share:

Total Purchase Price: $

8.2          The Company.

Accepted this _________ day of ________________, 2006.

Universal Tracking Solutions, Inc.

By:                    ______________________________
                   Keith Tench, CEO

The undersigned hereby subscribes for ____________ shares of Stock, and agrees to pay herewith funds in the amount of ____________________________U.S. Dollars ($________________ U.S.).

The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Dated this _____ day of ________________, 2006.

Delivery Instructions: Please print the address to which you want your securities delivered to
(Signature)
Attn:
Name: Please Print
Name of Addressee
Title/Representative Capacity
Street Address
Name of Company You Represent
City, State Zip Code
Place of Execution
Phone Number (For Overnight Packages)
REGISTERED HOLDER:
Email Address
Exact Name You Want the Security to be Registered to (Please Print Exact Registered Name)

Social Security or Tax ID Number of Subscriber

AMENDMENT TO SUBSCRIPTION AGREEMENT

THE INFORMATION BELOW IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF ITS SECURITIES.  ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL.  The undersigned agrees to furnish any additional information, which the Company or its counsel deems necessary in order to verify the responses set forth below.

Accredited or Unaccredited Status.  The undersigned represents and warrants that at the time of my/our initial investment in Universal Tracking Solutions, Inc. the following information was true:

Check All That Apply

____                       (a)            The undersigned was an individual having a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000 (as of the date of investment).

(In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

____                       (b)            The undersigned was an individual that had an individual income in excess of $200,000 in each of the prior two years (2004 and 2005) and reasonably expects an income in excess of $200,000 in the current year (2006); or

____                       (c)            The undersigned was an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years (2004 and 2005) and reasonably expects joint income in excess of $300,000 in the current year (2006).

____                       (d)            The undersigned was a director or executive officer of Universal Tracking Solutions, Inc.

_____                     (e)            None of the above. I was an unaccredited investor.

/s/	/s/
Signature Date	Signature (spouse, if applicable) Date

Name (Typed or Printed)	Spouse Name (Typed or Printed)

Street Address	Business Tel. Number

City, State and Zip Code	Fax Tel. Number

Tax I.D. # or Social Security #	Email address